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                                                                    EXHIBIT 99.3
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BANC ONE CREDIT CARD MASTER TRUST  -  SUMMARY  REPORT
Series 1996-A

Distribution Date of:                                                            15-Aug-00
Determined as of:                                                                 9-Aug-00
For the Monthly Period Ending:                                                   31-Jul-00
Days in Interest Period (30/360)                                                        30
Days in Interest Period (Actual/360)                                                    29

                                                                                 Beginning             Ending           Change
                                                                                 ---------             ------           ------
Pool Balance (Principal)                                                  3,939,186,249.85   3,912,261,002.48   (26,925,247.37)
Excess Funding Account                                                                0.00               0.00             0.00

Invested Amount                                                             500,000,000.00     500,000,000.00             0.00
Class A Invested Amount                                                     465,000,000.00     465,000,000.00             0.00
Class B Invested Amount                                                      35,000,000.00      35,000,000.00             0.00

Principal Funding Account                                                             0.00               0.00             0.00

Adjusted Invested Amount                                                    500,000,000.00     500,000,000.00             0.00
Class A Adjusted Invested Amount                                            465,000,000.00     465,000,000.00             0.00
Class B Adjusted Invested Amount                                             35,000,000.00      35,000,000.00             0.00
Enhancement Invested Amount                                                           0.00               0.00             0.00

Reserve Account                                                                       0.00               0.00             0.00

Available Cash Collateral Amount                                             50,000,000.00      50,000,000.00             0.00
Available Shared Collateral Amount                                           50,000,000.00      50,000,000.00             0.00
Spread Account                                                                5,000,000.00       5,000,000.00             0.00

Servicing Base Amount                                                       500,000,000.00     500,000,000.00             0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                              12.69%
Principal Allocation Pct                                                             12.69%
Class A Floating Pct                                                                 93.00%
Class B Floating Pct                                                                  7.00%
Class A Principal Pct                                                                93.00%
Class B Principal Pct                                                                 7.00%

                                                                                 Series
Allocations                                                   Trust              1996-B            Class A           Class B
-----------                                            --------------------------------------------------------------------------
Principal Collections                                     431,223,842.41     54,735,142.62      50,903,682.64     3,831,459.98

Finance Charge Collections                                 72,008,463.58      9,140,017.64       8,500,216.40       639,801.23
PFA Investment Proceeds                                               NA              0.00               0.00             0.00
Reserve Account Draw                                                  NA              0.00               0.00             0.00
                                                                                ----------         ----------             ----
Available Funds                                                               9,140,017.64       8,500,216.40       639,801.23

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                            520,833.33         484,375.00        36,458.33
Monthly Interest                                                              2,761,041.67       2,564,491.15       196,550.52
Monthly Servicing Fee                                                           104,166.67          96,875.00         7,291.67
Defaulted Amounts                                          24,755,386.88      3,142,195.53       2,922,241.85       219,953.69
                                                                              ------------       ------------       ----------
                                                                              6,528,237.20       6,067,982.99       460,254.21

Excess Spread                                                                 2,831,734.12       2,432,233.41       399,500.71
Required Amount                                                                       0.00               0.00             0.00


1 Month Libor Rate                                              6.626250%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                 25,173.61
Interest on CCA Draw                                                                                     0.00
                                                                                                     --------
Total                                                                                               25,173.61
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Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                       4.68%
Principal Payment Rate Calculation                                                                      11.27%
Calculated Current Month's Spread Account Cap                                                            1.00%
Spread Account Cap Adjustment                                                                            0.00%
Applicable Spread Account Cap Percentage                                                                 1.00%
Beginning Cash Collateral Amount                                                                50,000,000.00
Required Cash Collateral Amount                                                                 50,000,000.00
Cash Collateral Account Draw                                                                             0.00
Cash Collateral Account Surplus                                                                          0.00
Beginning Spread Account Balance                                                                50,000,000.00
Required Spread Account Amount                                                                  50,000,000.00
Required Spread Account Draw                                                                             0.00
Required Spread Account Deposit                                                                          0.00
Spread Account Surplus                                                                                   0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                       0
Controlled Accumulation Amount                                                                  51,666,666.67
Required PFA Balance                                                                                     0.00
Beginning PFA Balance                                                                                    0.00
Controlled Deposit Amount                                                                                0.00
Available Investor Principal Collections                                                        57,877,338.16
Principal Shortfall                                                                                      0.00
Shared Principal to Other Series                                                                57,877,338.16
Shared Principal from Other Series                                                                       0.00
Class A Monthly Principal                                                                                0.00
Class B Monthly Principal                                                                                0.00
Monthly Principal                                                                                        0.00
PFA Deposit                                                                                              0.00
PFA Withdrawal                                                                                           0.00
Ending PFA Balance                                                                                       0.00
Principal to Investors                                                                                   0.00
Ending Class A Invested Amount                                                                 465,000,000.00
Ending Class B Invested Amount                                                                  35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                   10.71%
Revolving Investor Interest                                                                    500,000,000.00
Class A Invested Amount                                                                        465,000,000.00
Available Principal                                                                             53,533,727.83
Class A Accumulation Period Length                                                                          9

Reserve Account
---------------
Available Reserve Account Amount                                                                         0.00
Covered Amount                                                                                           0.00
Reserve Draw Amount                                                                                      0.00
Portfolio Yield                                                                                         16.96%
Reserve Account Factor                                                                                  75.00%
Portfolio Adjusted Yield                                                                                 5.64%
Reserve Account Funding Period Length                                                                       3
Reserve Account Funding Date                                                                        15-May-02
Weighted Average Coupon                                                                                  6.63%
Required Reserve Account Amount                                                                          0.00
Reserve Account Surplus                                                                                  0.00
Required Reserve Account Deposit                                                                         0.00
Portfolio Yield - 3 month average                                                                       14.72%
Base Rate - 3 month average                                                                              8.98%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                        5.74%


*Note:  For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly
Period, and ending refers to the balances as of the upcoming Distribution Date.  The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.
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